INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 29, 2020 TO THE PROSPECTUSES DATED
FEBRUARY 28, 2020, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco DWA Developed Markets
Momentum ETF
Invesco DWA Emerging Markets
Momentum ETF
Invesco FTSE International Low Beta Equal
Weight ETF
Invesco FTSE RAFI Developed Markets ex-
U.S. ETF
Invesco FTSE RAFI Developed Markets ex-
U.S. Small-Mid ETF
Invesco FTSE RAFI Emerging Markets ETF
Invesco Global Clean Energy ETF
Invesco Global Water ETF
Invesco International BuyBack
Achievers™ ETF
Invesco MSCI Global Timber ETF

Invesco PureBetaSM FTSE Developed ex-
North America ETF
Invesco PureBetaSM FTSE Emerging
Markets ETF
Invesco S&P Emerging Markets Low
Volatility ETF
Invesco S&P Emerging Markets Momentum
ETF
Invesco S&P International Developed High
Dividend Low Volatility ETF
Invesco S&P International Developed Low
Volatility ETF
Invesco S&P International Developed
Momentum ETF
Invesco S&P International Developed
Quality ETF

(each, a “Fund” and collectively, the “Funds”)
Effective immediately, for each Fund, the following disclosure replaces the first paragraph in the section “Summary Information – Fund Fees and Expenses”:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Effective immediately, for each Fund, the following disclosure replaces the second paragraph in the section “Summary Information – Purchase and Sale of Shares”:
Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.invesco.com/ETFs.

Effective immediately, the following disclosure replaces the last sentence of the second paragraph in the section “Additional Information About the Funds’ Strategies and Risks – Non-Principal Investment Strategies”:
Therefore, each Fund with an 80% investment policy anticipates meeting its 80% investment policy because it already generally invests at least 90% of its total assets in securities that comprise its respective Underlying Index (and, as applicable, ADRs and GDRs that represent securities in the Underlying Index), in accordance with its principal investment strategies.
Effective immediately, the following disclosure replaces the fifth paragraph in the section “How to Buy and Sell Shares”:
Under normal circumstances, a Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, each Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. If a Fund has foreign investments in a country where local market holiday(s) prevent the Fund from delivering such foreign investments to an AP in response to a redemption request, the Fund may take up to 15 days after the receipt of the redemption request to deliver such investments to the AP.
Each Fund anticipates meeting redemption requests either by paying redemption proceeds to an AP primarily through in-kind redemptions or in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents. If the Fund holds Rule 144A securities, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), will not be able to receive those Rule 144A securities.
Effective immediately, the second paragraph in the section “How to Buy and Sell Shares – Share Trading Prices” is deleted in its entirety.
Effective immediately, the following disclosure replaces the disclosure in the section “Premium/Discount Information”:
For each Fund, information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.invesco.com/ETFs.

Please Retain This Supplement for Future Reference.
P-PS-PRO-EQI-SUP-3 052920